MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

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Pursuant to the Amended and  Restated  Master  Pooling and  Servicing  Agreement
dated as of December 31, 2001 (the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the
"Agreement"),   each  between  DC  Funding   International,   Inc.,  a  Delaware
corporation, as Transferor, First North American National Bank, a national banking association, as Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


Collection Period Ending         December 31, 2001
Determination Date                 January 8, 2002
Distribution Date                 January 15, 2002


                                                          ----
Class A Accumulation Period ("Y" or "N")?                  Y
                                                          ----
Class B Accumulation Period ("Y" or "N")?                  N
                                                          ----
Early Amortization Period ("Y" or "N")?                    N
                                                          ----
Class B Investor Amount paid in full ("Y" or "N")?         N
                                                          ----



MASTER TRUST INFORMATION

Receivables

1.   The aggregate amount of Receivables less all Receivables
     in Charged-Off Accounts as of the end of the last day of
     the Collection Period was equal to:                                          $ 1,625,919,510.77

2.   The aggregate amount of Principal Receivables as of the
     end of the last day of the Collection Period (not including
     reduction for Discount Receivables) was equal to:                            $ 1,585,852,178.68

3.   The average Discount Percentage for the Collection Period:                                 2.00%

4.   The aggregate amount of Discount Option Receivables as of
     the end of the last day of the Collection Period was equal to:               $    31,717,043.57

5.   The aggregate amount of Principal Receivables as of the
     end of the last day of the Collection Period (including
     reduction for Discount Receivables) was equal to:                            $ 1,554,135,135.11

6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
     increase for Discount Receivables) was equal to:                             $    40,067,332.09

7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
     increase for Discount Receivables) was equal to:                             $    71,784,375.66

8.   The average amount of Receivables for the Collection
     Period was equal to:
     a. Average Principal Receivables                                             $ 1,537,186,864.31
     b. Average Total Receivables                                                 $ 1,608,453,312.42

9.   The Transferor Amount as of the end of the last day of the
      Collection Period:                                                          $    13,635,135.11

10.  Minimum Transferor Amount required as of end of last day of
      Collection Period:                                                          $             0.00

11.  The aggregate amount of Principal Charge-Offs for the
     Collection Period was equal to:                                              $    15,763,031.85

12.  The aggregate amount of Finance Charge Charge-Offs
     for the Collection Period was equal to:                                      $     3,164,331.50

13.  The Excess Funding Account Balance as of the end of the
     last day of the Collection Period                                            $             0.00


Collections

14.  The aggregate amount of Principal Collections for the
     Collection Period was equal to:
     a.)  Collection of Principal Receivables:                                    $    98,435,791.13
     b.)  Discount Receivable Collections:                                        $    (1,968,715.82)
                                                                                   ------------------
                                                                                   ------------------
     c.) Total Principal Receivable Collections:                                  $    96,467,075.31


15.  The aggregate amount of Finance Charge Collections for the
     Collection Period was equal to:
     a.)  Collection of Finance Charge Receivables                                $    27,935,142.42
     b.)  Interchange Amount                                                      $     1,963,374.76
     c.)  Discount Receivable Collections                                         $     1,968,715.82
                                                                                   ------------------
                                                                                   ------------------
     d.)  Total Finance Charge Receivable Collections                             $    31,867,233.00

16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
     Account for the Collection Period:                                           $             0.00

17.  The aggregate amount of Recoveries for the relevant Collection Period        $     2,644,353.49

18.  The aggregate amount of Collections processed for the
     Collection Period:                                                           $   130,978,661.80

Invested Amounts

19.  The 1997-2 Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                  $   502,500,000.00
     b.  Class B                                                                  $   135,000,000.00
     c.  Collateral Indebtedness Interest                                         $    63,000,000.00
     d.  Class D                                                                  $    99,000,000.00
                                                                                   ------------------
                                                                                   ------------------
     e.  Total                                                                    $   799,500,000.00

20.  The average amount of the 1997-2 Net Investment for the
     Collection Period was equal to:
     a.  Class A                                                                  $   523,105,180.32
     b.  Class B                                                                  $   135,000,000.00
     c.  Collateral Indebtedness Interest                                         $    63,000,000.00
     d.  Class D                                                                  $    99,000,000.00
                                                                                   ------------------
                                                                                   ------------------
     e.  Total                                                                    $   820,105,180.32


21.  The 1998-1 Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                  $             0.00
     b.  Class B                                                                  $             0.00
     c.  Collateral Indebtedness Interest                                         $             0.00
     d.  Class D                                                                  $             0.00
                                                                                   ------------------
                                                                                   ------------------
     e.  Total                                                                    $             0.00

22.  The average amount of the 1998-1 Net Investment for the
     Collection Period was equal to:
     a.  Class A                                                                  $             0.00
     b.  Class B                                                                  $             0.00
     c.  Collateral Indebtedness Interest                                         $    25,239,799.86
     d.  Class D                                                                  $     9,658,677.42
                                                                                   ------------------
                                                                                   ------------------
     e.  Total                                                                    $    34,898,477.28

23.  The 2001-A Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                                $   270,000,000.00
     b.  Class A-2 Invested Amount                                                $   270,000,000.00
     c.  Class B Invested Amount                                                  $    60,500,000.00
                                                                                   ------------------
                                                                                   ------------------
     d.  Total                                                                    $   600,500,000.00

24.  The average amount of the 2001-A Net Investment for the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                                $   243,870,967.74
     b.  Class A-2 Invested Amount                                                $   243,870,967.74
     c.  Class B Invested Amount                                                  $    54,664,516.13
                                                                                   ------------------
                                                                                   ------------------
     d.  Total                                                                    $   542,406,451.61

25.  The 2001-B Net Investment at the end of the last day of the
     Collection Period was equal to:
     a. Class A-1 Invested Amount                                                 $    14,000,000.00
     b. Class A-2 Invested Amount                                                 $     9,000,000.00
     c. Class B Invested Amount                                                   $     3,200,000.00
                                                                                   ------------------
                                                                                   ------------------
     d. Total                                                                     $    26,200,000.00

26.  The average amount of the 2001-B Net Investment for the
     Collection Period was equal to:
     a. Class A-1 Invested Amount                                                 $     9,161,290.32
     b. Class A-2 Invested Amount                                                 $     9,000,000.00
     c. Class B Invested Amount                                                   $     2,522,580.65
                                                                                   ------------------
                                                                                   ------------------
     d. Total                                                                     $    20,683,870.97

27.  The 2001-C Net Investment at the end of the last day of the
     Collection Period was equal to:
     a. Class A-1 Invested Amount                                                 $    50,500,000.00
     b. Class A-2 Invested Amount                                                 $    50,000,000.00
     c. Class B Invested Amount                                                   $    13,800,000.00
                                                                                   ------------------
                                                                                   ------------------
     d. Total                                                                     $   114,300,000.00

28.  The average amount of the 2001-C Net Investment for the
     Collection Period was equal to:
     a. Class A-1 Invested Amount                                                 $    16,580,645.16
     b. Class A-2 Invested Amount                                                 $    16,516,129.03
     c. Class B Invested Amount                                                   $     4,541,935.48
                                                                                   ------------------
                                                                                   ------------------
     d. Total                                                                     $    37,638,709.68

29.  The aggregate Invested Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     Collection Period:                                                           $ 1,540,500,000.00

Series 1997-2 Allocation Percentages

30.  The Fixed Allocation Percentage with respect to the Collection Period:
           a.  Class A                                                            %            39.48%
           b.  Class B                                                            %             8.84%
           c.  Collateral Indebtedness Interest                                   %             4.12%
           d.  Class D                                                            %             6.48%
                                                                                   ------------------
                                                                                   ------------------
           e.  Series 1997-2 Total                                                %            58.92%

31.  The Floating Allocation Percentage with respect to the Collection Period:
           a.  Class A                                                            %            36.24%
           b.  Class B                                                            %             8.85%
           c.  Collateral Indebtedness Interest                                   %             4.13%
           d.  Class D                                                            %             6.49%
                                                                                   ------------------
                                                                                   ------------------
           e.  Series 1997-2 Total                                                %            55.71%

Allocation of Collections

32.  The Series 1997-2 allocation of Collections of Principal
     Receivables for the Collection Period:
           a.  Class A                                                            $    38,083,449.76
           b.  Class B                                                            $     8,526,145.47
           c.  Collateral Indebtedness Interest                                   $     3,978,867.88
           d.  Class D                                                            $     6,252,506.68
                                                                                   ------------------
                                                                                   ------------------
           e.  Series 1997-2 Total                                                $    56,840,969.78


33.  The Series 1997-2 allocation of Collections of Finance
     Charge Receivables for the Collection Period:
           a.  Class A                                                            $    11,548,625.68
           b.  Class B                                                            $     2,820,559.87
           c.  Collateral Indebtedness Interest                                   $     1,316,261.27
           d.  Class D                                                            $     2,068,410.57
                                                                                   ------------------
                                                                                   ------------------
           e.  Series 1997-2 Total                                                $    17,753,857.39

Portfolio Yield and Delinquencies

34.  The Portfolio Yield for the  Collection Period:                              %            12.11%

35.  The 3-month average Portfolio Yield for the three most recent
     Collection Periods:                                                          %            13.44%

36.  The Base Rate for the Collection Period:                                     %             4.13%

37.  The 3-month average Base Rate for the three most recent
     Collection Periods:                                                          %             4.48%

38.  The 3-month average Portfolio Adjusted Yield:                                %             8.96%

39.  The amount of Shared Excess Finance Charge Collections
     allocable to Series 1997-2 with respect to any Finance Charge
     Shortfall in such Series for the Collection Period:                          $             0.00

40.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
     (a) Delinquent 31 to 60 days                                                 $    43,756,555.19
     (b) Delinquent 61 to 90 days                                                 $    34,004,552.76
     (c) Delinquent 91 days or more                                               $    61,823,962.60

Determination of Monthly Interest

41.  Class A Monthly Interest:
           a.  Class A Monthly Interest                                           $     1,022,809.77
           b.  Funds allocated and available to pay Class A
                Monthly Interest for the Collection Period (4.3a)                 $    11,659,859.65
           c.  Class A Interest Shortfall (b less a)                              $             0.00
           d.  Class A Additional Interest                                        $             0.00

42.  Class B Monthly Interest:
           a.  Class B Monthly Interest                                           $       257,262.26
           b.  Funds allocated and available to pay Class B
                Monthly Interest for the Collection Period (4.3b)                 $     2,820,559.87
           c.  Class B Interest Shortfall (b less a)                              $             0.00
           d.  Class B Additional Interest                                        $             0.00

43.  Collateral Monthly Interest and Class D Monthly Interest:
           a.  Collateral/Class D Monthly Interest                                $       345,254.71
           b.  Funds allocated and available to pay Collateral/
                Class D Monthly Interest for the Collection Period                $     3,384,671.84
           c.  Collateral/Class D Interest Shortfall (b less a)                   $             0.00
           d.  Collateral/Class D Additional Interest                             $             0.00

Determination of Monthly Principal

44.  Class A Monthly Principal (pursuant to section 4.4a):
        (X)a.  Available Principal Collections on deposit in the
               Collection Account and available for distribution:                 $    50,250,000.00
        (Y)a.  Controlled Accumulation Amount                                     $    50,250,000.00
           b.  Deficit Controlled Accumulation Amount (prior period)              $             0.00
                                                                                   ------------------
                                                                                   ------------------
           c.  Controlled Deposit Amount (sum a + b)                              $    50,250,000.00
        (Z)a.  Class A Invested Amount                                            $   502,500,000.00
     Class A Monthly Principal (the least of x,y,z)                               $    50,250,000.00

45.  Class B Monthly Principal (pursuant to section 4.4b)
     (distributable only after payout of Class A)
        (X)a.  Available Principal Collections on deposit in the
               Collection Account and available for distribution:                 $             0.00
        (Y)a.  Controlled Accumulation Amount                                     $             0.00
           b.  Deficit Controlled Accumulation Amount                             $             0.00
                                                                                   ------------------
                                                                                   ------------------
           c.  Controlled Deposit Amount (sum a + b)                              $             0.00
        (Z)a.  Class B Invested Amount                                            $   135,000,000.00
     Class B Monthly Principal (the least of x,y,z)                               $             0.00

46.  Collateral Monthly Principal
           a.  pursuant to 4.4(c) (i) prior to occurrence of
               Early Amortization or payment in full of the
               Class B Investor Amount (optional)                                 $             0.00
           b.  pursuant to 4.4(c) prior to occurrence of
               Early Amortization or payment in full of the
               Class B Investor Amount                                            $             0.00

47.  Class D Monthly Principal (pursuant to section 4.4d)                         $             0.00

Available Funds

48.  Class A Available Funds
           a.  Class A Finance Charge allocation                                  $    11,548,625.68
           b.  Prior to Class B Principal Commencement Date, the
               amount of Principal Funding Investment Proceeds and
               Reserve Account Investment Proceeds for such prior
               Collection Period                                                  $       111,233.97
           c.  Any amount of Reserve Account withdrawn and
               included in Class A Available Funds (section 4.14d)                $             0.00
           d.  Class A Available Funds (sum a-c)                                  $    11,659,859.65

49.  Class B Available Funds
           a.  Class B Finance Charge allocation                                  $     2,820,559.87
           b.  On or After Class B Principal Commencement Date, the
               amount of Principal Funding Investment Proceeds and
               Reserve Account Investment Proceeds for such prior
               Collection Period                                                  $             0.00
           c.  Any amount of Reserve Account withdrawn and
               included in Class B Available Funds (section 4.14d)                $             0.00
           d.  Class B Available Funds (sum a-c)                                  $     2,820,559.87

50.  Collateral Available Funds:
           a.  Collateral Finance Charge allocation                               $     1,316,261.27

51.  Class D Available Funds
           a.  Class D Finance Charge allocation                                  $     2,068,410.57


Reallocated Principal Collections

52.  Class D Subordinated Principal Collections (to the extent                    $             0.00
     needed to fund Required Amounts)

53.  Collateral Subordinated Principal Collections (to the extent                 $             0.00
     needed to fund Required Amounts)

54.  Class B Subordinated Principal Collections (to the extent                    $             0.00
     needed to fund Required Amounts)

55.  Total Reallocated Principal Collections                                      $             0.00


Investor Default Amounts

56.  Class A Investor Default Amount                                              $     5,712,493.28


57.  Class B Investor Default Amount                                              $     1,395,181.53


58.  Collateral Investor Default Amount                                           $       651,084.72


59.  Class D Investor Default Amount                                              $     1,023,133.13


60.  Aggregate Investor Default Amount                                            $     8,781,892.66


Allocable Amounts for Series 1997-2

61.  The Allocable Amount for Series 1997-2 as of the end of the
     Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
          Class A                                                                 $     5,712,493.28
          Class B                                                                 $     1,395,181.53
          Class C                                                                 $       651,084.72
          Class D                                                                 $     1,023,133.13
                                                                                   ------------------
                                                                                   ------------------
     Aggregate Allocable Amount                                                   $     8,781,892.66


Required Amounts for Series 1997-2

62.  Class A Required Amount (section 4.5a)
        (a)  i.  Class A Monthly Interest for current Distribution
                 Date                                                             $     1,022,809.77
            ii.  Class A Monthly Interest previously due but not
                 paid                                                             $             0.00
           iii.  Class A Additional Interest for prior Collection Period
                 or previously due but not paid                                   $             0.00
            iv.  Class A Allocable Amount                                         $     5,712,493.28
             v.  Class A Servicing Fee, including previously due but
                 not paid (if FNANB is no longer Servicer)                        $             0.00
        (b)      Class A Available Funds                                          $    11,659,859.65
           -------------------------------------------------------------         --------------------
           -------------------------------------------------------------         --------------------
                 Class A Required Amount (sum of a-f minus g)                     $             0.00

63.  Class B Required Amount (section 4.5b)
        (x)  i.  Class B Monthly Interest for current Distribution
                 Date                                                             $       257,262.26
            ii.  Class B Monthly Interest previously due but not
                 paid                                                             $             0.00
           iii.  Class B Additional Interest for prior Collection Period
                 or previously due but not paid                                   $             0.00
            iv.  Class B Servicing Fee, including previously due but
                 not paid (if FNANB is no longer Servicer)                        $             0.00
                 Class B Available Funds                                          $     2,820,559.87
        (y)      Excess of Class B Allocable Amount over
                 funds available to make payments (section 4.8d)                  $             0.00
           -------------------------------------------------------------         --------------------
           -------------------------------------------------------------         --------------------
                 Class B Required Amount ((sum of i-iv) minus Class B             $             0.00
                 Available funds plus y)

64.  Collateral/Class D Required Amount (section 4.5c)
        (x)i.  Collateral/Class D Monthly Interest for current
               Distribution date                                                  $       345,254.71
          ii.  Collateral/Class D Monthly Interest previously
               due but not paid                                                   $             0.00
         iii.  Collateral/Class D Additional Interest for prior
               Collection Period or previously due but not paid                   $             0.00
          iv.  Collateral/Class D Servicing Fee, including previously due
               but not paid (if FNANB is no longer Servicer)                      $             0.00
               Collateral/Class D Available Funds                                 $     3,384,671.84
        (y)    Excess of Collateral/Class D Allocable Amount
               amount over funds available to make payments                       $             0.00
               Collateral/Class D Required Amount ((sum of i-iv minus
               Collateral/Class D Available Funds plus y)                         $             0.00

Investor Charge-Offs

65.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
     Amount and Class D Invested Amount
           a.  Class A                                                            $             0.00
           b.  Class B                                                            $             0.00
           c.  Collateral Indebtedness Amount                                     $             0.00
           d.  Class D                                                            $             0.00

66.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
     Invested Amount
           a.  Class B                                                            $             0.00
           b.  Collateral Indebtedness Amount                                     $             0.00
           c.  Class D                                                            $             0.00

67.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
           a.  Collateral Indebtedness Amount                                     $             0.00
           b.  Class D                                                            $             0.00

Servicing Fee

68.  Class A Servicing Fee for the Collection Period                              $       921,250.00

69.  Class B Servicing Fee for the Collection Period                              $       225,000.00

70.  Collateral Servicing Fee for the Collection Period                           $       105,000.00

71.  Class D Servicing Fee for the Collection Period                              $       165,000.00

Enhancement
           (18% of total Invested Amount)
72.  Required Enhancement Amount
           a. Invested Amount as of the last day of the Collection Period         $   799,500,000.00
           b.  Required Enhancement Amount (line a times 18%)                     $   143,910,000.00

73.  Enhancement Surplus
           a.  Available Cash Collateral Account                                  $             0.00
           b.  Collateral Indebtedness Amount                                     $    63,000,000.00
           c.  Class D Invested Amount                                            $    99,000,000.00
           d.  Required Enhancement Amount                                        $   143,910,000.00
           e.  Available Enhancement Amount                                       $   162,000,000.00
           f.  Enhancement Surplus (e plus deposits less d)                       $    18,090,000.00
           g.  Enhancement deficiency, deposit excess Finance
               Charge to Cash Collateral Account                                  $             0.00

Reserve Account

74.  Lowest historical 3-month Portfolio Adjusted Yield
     (must be > 4%, or line 72 will adjust accordingly)                           %             4.22%

75.  Reserve Account Funding Date (based on line 71)                                         9/17/01

76.  Required Reserve Account Amount (after the Reserve Account
     Funding Date, 0.5% times the Class A Adjusted Investor Amount)               $     3,015,000.00

77.  Covered Amount                                                               $        85,234.15

78.  Available Reserve Account Amount
           a.  Reserve Draw Amount (Covered Amount - P.F. Proceeds)               $             0.00
           b.  Amount of deposit in the Reserve Account on the
                Distribution Date                                                 $     3,019,279.24
           c.  Reserve Account Investment Proceeds                                $         4,279.24
           d.  Amount on deposit in the Reserve Account at end of relevent
                Due Period less Investment Proceeds                               $     3,015,000.00
           e.  Required Reserve Account Amount                                    $     3,015,000.00
           f.  Available Reserve Account Amount (After Reserve Draw)              $     3,015,000.00
           g.  Required Reserve Account Deposit on Distribution Date              $             0.00

Principal Funding Account

79.  Principal Funding Account Balance as of prior Distribution Date less         $    50,250,000.00
     investment proceeds

80.  a.  Daily deposits to the Principal Funding Account during the
           relevant Due Period                                                    $    50,250,000.00
     b.   Principal Funding Account investment proceeds                           $       106,954.73

81.  Withdrawal from the Principal Funding Account during the relevant
     Due Period                                                                   $             0.00

82.  Principal Funding Account Balance as of the current Distribution Date
     less investment proceeds                                                     $   100,500,000.00

83. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

Certificate LIBOR Determination

84.  Certificate LIBOR Determination date for the Collection Period                         12/13/01

85.  Certificate LIBOR rate for the Collection Period                             %          1.89563%

86. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.



                                 IN WITNESS WHEREOF, the
                                 undersigned has duly executed
                                 and delivered this Certificate
                                 this 15th day of January, 2002.

                                  FIRST NORTH AMERICAN NATIONAL BANK,
                                  as Servicer


                                   By ____________________________________
                                         Name:  Philip J. Dunn
                                         Title:    Vice President